Supplement to the
Fidelity's Connecticut Municipal Funds
January 29, 2013
Prospectus

The following information supplements information for Fidelity Connecticut Municipal Income Fund found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" beginning on page 23.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
CTF-CTM-13-01  May 31, 2013
1.475744.130

Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2013
Prospectus

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 28.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
NJN-13-01  May 31, 2013
1.475763.135